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          DRIEHAUS MUTUAL FUNDS                                 VOTE VIA FACSIMILE: 1-877-226-7171
           25 EAST ERIE STREET                                  VOTE VIA INTERNET: www.proxyweb.com
         CHICAGO, ILLINOIS 60611                                VOTE VIA TELEPHONE: 1-800-690-6903
                                                or Mail in Your Completed Proxy Card Today In the Enclosed Envelope

*** CONTROL NUMBER: 999 999 999 999 99 ***           PROXY FOR SPECIAL MEETING OF  SHAREHOLDERS- SEPTEMBER 12, 2003
                                                                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
DRIEHAUS ASIA PACIFIC GROWTH FUND                                                             DRIEHAUS MUTUAL FUNDS

The undersigned Shareholder(s) of Driehaus Asia Pacific Growth Fund (the "Fund"), a series of Driehaus Mutual Funds (the "Trust"), hereby appoint(s) Michelle L. Cahoon, Kelly C. Dehler and Lisa M. King (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ( the "Special Meeting") of the Fund to be held on September 12, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/ Prospectus as checked on the back of this card.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

                                                  Date:            , 2003
                                                       ------------
                                       The undersigned acknowledges receipt with
                                       this proxy card of a copy of the Notice
                                       of Special Meeting of Shareholders and
                                       the Proxy Statement/Prospectus.
                                       -----------------------------------------


                                       -----------------------------------------
                                       Signature(s)            (Sign in the Box)
                                       Your signature(s) on this proxy card
                                       should be exactly as your name or names
                                       appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Please fill in box(es) as shown using black or blue ink or number 2 pencil (X) PLEASE DO NOT USE FINE POINT PENS.





The Board of Trustees recommends a vote "for" the proposal to:

                                                                                                For      Against      Abstain

Proposal 1:  Approve an Agreement and Plan of Reorganization providing for the                  ( )        ( )          ( )
             transfer of all of the assets and liabilities of Driehaus Asia
             Pacific Growth Fund to Driehaus Emerging Markets Growth Fund.  This
             transfer will be made in exchange for shares of Driehaus Emerging
             Markets Growth Fund and the shares so received will be distributed to shareholders of Driehaus Asia Pacific Growth Fund and Driehaus
             Asia Pacific Growth Fund will be terminated.













                          PLEASE SIGN ON REVERSE SIDE

          DRIEHAUS MUTUAL FUNDS                                VOTE VIA FACSIMILE: 1-877-226-7171
           25 EAST ERIE STREET                                VOTE VIA INTERNET: www.proxyweb.com
         CHICAGO, ILLINOIS 60611                               VOTE VIA TELEPHONE: 1-800-690-6903
                                              or Mail in Your Completed Proxy Card Today In the Enclosed Envelope


*** CONTROL NUMBER: 999 999 999 999 99 ***         PROXY FOR SPECIAL MEETING OF  SHAREHOLDERS- SEPTEMBER 12, 2003
                                                              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                                          DRIEHAUS MUTUAL FUNDS

The undersigned Shareholder(s) of Driehaus European Opportunity Fund (the "Fund"), a series of Driehaus Mutual Funds (the "Trust"), hereby appoint(s) Michelle L. Cahoon, Kelly C. Dehler and Lisa M. King (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ( the "Special Meeting") of the Fund to be held on September 12, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/ Prospectus as checked on the back of this card.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

                                                  Date:             , 2003
                                                       ------------
                                       The undersigned acknowledges receipt with
                                       this proxy card of a copy of the Notice
                                       of Special Meeting of Shareholders and
                                       the Proxy Statement/Prospectus.
                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s)            (Sign in the Box)
                                       Your signature(s) on this proxy card
                                       should be exactly as your name or names
                                       appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Please fill in box(es) as shown using black or blue ink or number 2 pencil (X) PLEASE DO NOT USE FINE POINT PENS.





The Board of Trustees recommends a vote "for" the proposal to:

                                                                                                For      Against      Abstain

Proposal 1:  Approve an Agreement and Plan of Reorganization providing for the                  ( )        ( )          ( )
             transfer of all of the assets and liabilities of Driehaus European
             Opportunity Fund to Driehaus International Discovery Fund.  This
             transfer will be made in exchange for shares of Driehaus
             International Discovery Fund and the shares so received will be distributed to shareholders of Driehaus European Opportunity Fund and Driehaus European Opportunity Fund will be terminated.













                          PLEASE SIGN ON REVERSE SIDE

          DRIEHAUS MUTUAL FUNDS                              VOTE VIA FACSIMILE: 1-877-226-7171
           25 EAST ERIE STREET                               VOTE VIA INTERNET: www.proxyweb.com
         CHICAGO, ILLINOIS 60611                             VOTE VIA TELEPHONE: 1-800-690-6903
                                             or Mail in Your Completed Proxy Card Today In the Enclosed Envelope

*** CONTROL NUMBER: 999 999 999 999 99 ***       PROXY FOR SPECIAL MEETING OF  SHAREHOLDERS- SEPTEMBER 12, 2003
                                                            THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
DRIEHAUS INTERNATIONAL GROWTH FUND                                                        DRIEHAUS MUTUAL FUNDS

The undersigned Shareholder(s) of Driehaus International Growth Fund (the "Fund"), a series of Driehaus Mutual Funds (the "Trust"), hereby appoint(s) Michelle L. Cahoon, Kelly C. Dehler and Lisa M. King (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders ( the "Special Meeting") of the Fund to be held on September 12, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/ Prospectus as checked on the back of this card.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

                                                  Date:             , 2003
                                                       -------------
                                       The undersigned acknowledges receipt with
                                       this proxy card of a copy of the Notice
                                       of Special Meeting of Shareholders and
                                       the Proxy Statement/Prospectus.
                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s)            (Sign in the Box)
                                       Your signature(s) on this proxy card
                                       should be exactly as your name or names
                                       appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Please fill in box(es) as shown using black or blue ink or number 2 pencil (X) PLEASE DO NOT USE FINE POINT PENS.





The Board of Trustees recommends a vote "for" the proposal to:

                                                                                                For      Against      Abstain

Proposal 1:  Approve an Agreement and Plan of Reorganization providing for the                  ( )        ( )          ( )
             transfer of all of the assets and liabilities of Driehaus
             International Growth Fund to Driehaus International Discovery Fund.
             This transfer will be made in exchange for shares of Driehaus
             International Discovery Fund and the shares so received will be distributed to shareholders of Driehaus International Growth Fund and Driehaus International Growth Fund will be terminated.













                          PLEASE SIGN ON REVERSE SIDE